UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

     FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2008

         First Community Corporation
     (Exact Name of Registrant As Specified in Its Charter)

   South Carolina
(State or Other Jurisdiction of Incorporation)

           000-28344                                                          57-1010751

(Commission File Number)                    (I.R.S. Employer Identification No.)

           5455 Sunset Blvd, Lexington, South Carolina                          29072
          (Address of Principal Executive Offices)                              (Zip Code)

   (803) 951-2265

(Registrant's Telephone Number, Including Area Code)

  Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On July 30, 2008, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the period ended June 30, 2008.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 8.01.   Other Events.

On July 30, 2008, First Community also announced that its Board of Directors declared a $0.08 per share dividend payable to shareholders of record as of August 11, 2008. The dividend will be paid on August 22, 2008.

First Community also previously announced an increase in the number of shares it has authorized for repurchase under its existing stock repurchase plan. The company had already authorized the repurchase of up to 250,000 shares of the company’s common stock on the open market. As of June 30, 2008, 207,513 shares have been repurchased with a total investment of $3.5 million leaving a total of 42,487 shares now available for repurchase under the plan.

The timing, price and quantity of purchases under the plan will be at the discretion of management and the plan may be discontinued, suspended or restarted at any time depending on the facts and circumstances. First Community’s management believes the repurchase plan, depending upon market and business conditions will provide capital management opportunities and build value for First Community’s shareholders.

Attached as Exhibit 99.1 is a copy of the press release relating to the announcement of the share dividend and the stock repurchase plan, which are incorporated herein by reference.

ITEM 9.01.   Financial Statements and Exhibits

       (c)     Exhibits

      Exhibit No.       Exhibit

       99.1                    Earnings Press Release for the quarter ended June 30, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                             FIRST COMMUNITY CORPORATION

                                                                                                                                             By:      /s/ Joseph G. Sawyer
                                                                                                                                             Name:   Joseph G. Sawyer
                                                                                                                                             Title:     Chief Financial Officer

Dated: August 4, 2008

EXHIBIT INDEX

Exhibit Number           Description

99.1                  Earnings Press Release the quarter ended June 30, 2008.

4